EXHIBIT 10.1


        AMENDMENT, WAIVER AND CONSENT TO TRANSACTION DOCUMENTS AGREEMENT

         Agreement made this 28 day of July, 2005 ("Amendment") among Trend Mining Company, a Delaware corporation (the "Company"), and the signators hereto who are Subscribers under a certain Subscription Agreement with the Company dated as of January 27, 2005 ("Subscribers").

         For good and valuable mutual consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

         1. All capitalized terms herein shall have the meanings ascribed to them in the Transaction Documents (as defined in the Subscription Agreement).

         2. The Company and the Subscribers hereby agree to amend the Transaction Documents to reflect the additional Purchase Price ("Additional Purchase Price") as set forth on Schedule A hereto. Purchase Price shall mean the aggregate of the Purchase Price in connection with the January 27, 2005 Closing Date and the Additional Purchase Price.

         3. An additional Closing (the "Second Closing") shall take place on or before July 28, 2005 (the "Second Closing Date") in connection with the Additional Purchase Price and the Notes and Warrants issuable in connection therewith, upon satisfaction of all conditions to Closing set forth in the Transaction Documents and in this Amendment. The amount of the Additional Purchase Price and all documents to be delivered hereunder will be deposited and held with the Escrow Agent and released pursuant to the Escrow Agreement. The Notes and Warrants to be delivered on the Second Closing Date are included in the definition of "Securities" in the Subscription Agreement.

         4. All the representations, warranties and undertakings made by the Company in the Transaction Documents as of the Closing Date are hereby made by the Company as of the Second Closing Date, as if such representations, warranties and undertakings were also made and given on the Second Closing Date except as modified on Schedule B hereto.

         5. All the representations, warranties and undertakings made by the Subscribers contained in the Transaction Documents as of the Closing Date are hereby made by the Subscribers as of the Second Closing Date, as if such representations, warranties and undertakings were also made and given on the Second Closing Date.

         6. All of the covenants and conditions set forth in the Subscription Agreement are hereby adopted and renewed by the Company as of and for the Second Closing Date.

         7. All of the covenants and conditions set forth in the Subscription Agreement are hereby adopted and renewed by the Subscribers as of and for the Second Closing Date.

         8. On or before the Second Closing Date, the Company will deliver to the Subscribers, Notes, and Warrants issued as of the Second Closing Date in the amounts set forth on Schedule A hereto in connection with the Additional Purchase Price which the Subscribers will deposit with the Escrow Agent on or before the Second Closing Date.

         9. The Filing Date to amend the Registration Statement to include the Registrable Securities underlying the Additional Purchase Price Notes and Warrants to be issued in connection with the Second Closing shall be fifteen
(15) days after the Second Closing Date. The Effective Date for all Registrable Securities shall be forty-five (45) days after the Second Closing Date.

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

         10. The Maturity Date of the Notes to be issued on the Second Closing Date will be the same as the Maturity Date of the Notes issued on the Closing Date.

         11. The Warrants to be issued on the Second Closing Date will be identical to the Warrants issued on the Closing Date except as to the Issue Date and Expiration Date.

         12. On or before the Second Closing Date, the Company will deliver to the Subscribers the legal opinion described in Section 6 of the Subscription Agreement in relation to the Second Closing, Additional Purchase Price, Notes, and Warrants to be delivered on the Second Closing Date, which opinion will be substantively identical to the legal opinion delivered in connection with the Closing.

         13. In connection with the Additional Purchase Price, GHillie Finanz will receive cash Due Diligence Fee and Due Diligence Warrants in the same proportion as received in connection with the January 27, 2005 Closing.

         14. The undersigned waive the rights granted to them pursuant to
Section 12 of the Subscription Agreement only to the extent such rights relate to the aggregate Additional Purchase Price.

         15. The attorney for the Subscribers will receive additional Legal Fees from the Company of $5,000 which will be payable on the Release Date out of the Escrowed Payment (as defined in the Escrow Agreement).

         16. The signators hereto acknowledge and agree that the Security Agreement and Collateral Agent Agreement executed by the Company, Subscribers and Collateral Agent relate to the Additional Purchase Price as if such Additional Purchase Price had been paid and released to the Company on the January 27, 2005 Closing Date. The Collateral Agent is authorized to make additional security interest filings at the discretion of the Collateral Agent.

         17. The undersigned consent to the amendment of all Schedules, Exhibits and documents including but not limited to the Security Agreement to include the Additional Purchase Price.

         18. The parties hereto agree to expeditiously proceed with the Second Closing.

         19. All other terms of the Transaction Documents shall remain in full force and effect and govern this Agreement.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]


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

         IN WITNESS WHEREOF, the undersigned have executed and delivered this Amendment as of the date first written above.

"COMPANY"                                            "THE COLLATERAL AGENT"

TREND MINING COMPANY                                 BARBARA R. MITTMAN
a Delaware corporation

By: /s/ Thomas Loucks                                 /s/ Barbara Mittman
    -------------------------                        ---------------------------


Its: President and CEO

                                 "SUBSCRIBERS":
                                 --------------

/s/ LONGVIEW FUND, LP                               /s/ LONGVIEW EQUITY FUND, LP
------------------------------------------          ------------------------------------------
LONGVIEW FUND, LP                                   LONGVIEW EQUITY FUND, LP



/s/ LONGVIEW INTERNATIONAL EQUITY FUND, LP          /s/ Deirdre M. McCoy
------------------------------------------          ------------------------------------------
LONGVIEW INTERNATIONAL EQUITY FUND, LP              CAMDEN INTERNATIONAL, LTD.



/s/ ALPHA CAPITAL AKTIENGESELLSCHAFT
------------------------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT



                                                    /s/ Barbara Mittman
------------------------------------------          ------------------------------------------
                                                    GRUSHKO & MITTMAN, P.C.
                                                    Escrow Agent


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

                             SCHEDULE A TO AMENDMENT

----------------------------------------------------------------------- ------------------------------ -------------------------
SUBSCRIBER                                                              ADDITIONAL PURCHASE PRICE      PURCHASE PRICE OF
                                                                                                       JANUARY 27, 2005

----------------------------------------------------------------------- ------------------------------ -------------------------
LONGVIEW FUND, LP                                                       $350,000.00                    $400,000.00
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5300
----------------------------------------------------------------------- ------------------------------ -------------------------
LONGVIEW EQUITY FUND, LP                                                -0-                            $250,000.00
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5300
----------------------------------------------------------------------- ------------------------------ -------------------------
LONGVIEW INTERNATIONAL EQUITY FUND, LP                                  -0-                            $150,000.00
600 Montgomery Street, 44th Floor
San Francisco, CA 94111
Fax: (415) 981-5300
----------------------------------------------------------------------- ------------------------------ -------------------------
CAMDEN INTERNATIONAL, LTD.                                              -0-                            $250,000.00
Charlotte House, Charlotte Street
P.O. Box N 9204
Nassau, Bahamas
Fax: 415-835-8320
----------------------------------------------------------------------- ------------------------------ -------------------------
ALPHA CAPITAL AKTIENGESELLSCHAFT                                        -0-                            $250,000.00
Pradafant 7
9490 Furstentums
Vaduz, Lichtenstein
Fax: 011-42-32323196
----------------------------------------------------------------------- ------------------------------ -------------------------
TOTAL                                                                   $350,000.00                    $1,300,000.00
----------------------------------------------------------------------- ------------------------------ -------------------------


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